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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): February 10, 1998
                           --------------------------



                       AMERICAN EXPRESS CREDIT CORPORATION
             (Exact name of registrant as specified in its charter)

                           --------------------------



        Delaware                       1-6908                  11-1988350
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



     One Christina Centre, Wilmington, Delaware          19801-2919
     ------------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (302) 594-3350

               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events

     In connection with the incorporation by reference of certain financial information of American Express Company into registration statements of the registrant, filed herewith as Exhibits 15 and 23, respectively, are a letter re unaudited financial information and consent of independent auditors.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

           15  Letter re unaudited financial information.

           23  Consent of Ernst & Young LLP.







































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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)



                                          By /s/ Vincent P. Lisanke
                                             ---------------------
                                          Name:  Vincent P. Lisanke
                                          Title: President









DATE:   February 10, 1998
























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                                  EXHIBIT INDEX


Item No.                           Description
--------                           -----------

15        Letter re unaudited financial information.


23        Consent of Ernst & Young LLP.













































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